Exhibit 24.1

West Bancorporation, Inc.

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of Thomas E. Stanberry and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director’s name and on such director’s behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, no par value (the “Common Stock”), and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all as contemplated by the United States Department of the Treasury’s Capital Purchase Program; and (ii) generally doing all things in such director’s name and on such director’s behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 21st day of January, 2009.

By:	/s/ Frank W. Berlin

Frank. W. Berlin

West Bancorporation, Inc.

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of Thomas E. Stanberry and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director’s name and on such director’s behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, no par value (the “Common Stock”), and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all as contemplated by the United States Department of the Treasury’s Capital Purchase Program; and (ii) generally doing all things in such director’s name and on such director’s behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 21st day of January, 2009.

By:	/s/ Wendy L. Carlson

Wendy L. Carlson

West Bancorporation, Inc.

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of Thomas E. Stanberry and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director’s name and on such director’s behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, no par value (the “Common Stock”), and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all as contemplated by the United States Department of the Treasury’s Capital Purchase Program; and (ii) generally doing all things in such director’s name and on such director’s behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 21st day of January, 2009.

By:	/s/ Orville E. Crowley

Orville E. Crowley

West Bancorporation, Inc.

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of Thomas E. Stanberry and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director’s name and on such director’s behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, no par value (the “Common Stock”), and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all as contemplated by the United States Department of the Treasury’s Capital Purchase Program; and (ii) generally doing all things in such director’s name and on such director’s behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 21st day of January, 2009.

By:	/s/ George D. Milligan

George D. Milligan

West Bancorporation, Inc.

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of Thomas E. Stanberry and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director’s name and on such director’s behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, no par value (the “Common Stock”), and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all as contemplated by the United States Department of the Treasury’s Capital Purchase Program; and (ii) generally doing all things in such director’s name and on such director’s behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 21st day of January, 2009.

By:	/s/ Roberts G. Pulver

Roberts G. Pulver

West Bancorporation, Inc.

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of Thomas E. Stanberry and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director’s name and on such director’s behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, no par value (the “Common Stock”), and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all as contemplated by the United States Department of the Treasury’s Capital Purchase Program; and (ii) generally doing all things in such director’s name and on such director’s behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 21st day of January, 2009.

By:	/s/ Jack G. Wahlig

Jack G. Wahlig

West Bancorporation, Inc.

DIRECTOR’S POWER OF ATTORNEY
(Shelf Registration Statement on Form S-3)

The undersigned director of West Bancorporation, Inc. (the “Corporation”) designates each of Thomas E. Stanberry and Douglas R. Gulling, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in such director’s name and on such director’s behalf the Corporation’s Shelf Registration Statement on Form S-3 (the “Form S-3”) and any related amendments (including post-effective amendments) and/or supplements to the Form S-3, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of (1) the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, (2) a warrant (the “Warrant”) to purchase shares of the Corporation’s Common Stock, no par value (the “Common Stock”), and (3) the shares of Common Stock to be issued upon exercise of the Warrant, all as contemplated by the United States Department of the Treasury’s Capital Purchase Program; and (ii) generally doing all things in such director’s name and on such director’s behalf in his capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the SEC.

Dated this 21st day of January, 2009.

By:	/s/ Connie Wimer

Connie Wimer